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Exhibit 10.6

                          WAREHOUSE LEASE AGREEMENT

    Made this 6th, by and between PREMIER EQUITY, INC., 7020 S.W. 22 Court, Davie FL 33317, hereinafter "LANDLORD and SENSE HOLDINGS, INC., AND DORE PERLER Individually hereinafter "TENANT."

1. DESCRIPTION OF PREMISES: LANDLORD hereby leases to TENANT, subject to TENANT'S performance of the promises and covenants herein, those certain premises located at: 10871 NORTHWEST 52ND ST STE"2",SUNRISE,FLORIDA 33351.

2. TERM OF LEASE: 1Year commencing on January 1, 2007, and ending on December 31st 2007. LANDLORD gives TENANT remainder of the month of December 2006 as free rent for his move-in transition. TENANT is responsible for

3. BASE RENT: Rent shall be as follows: $963.00 per month plus applicable sales and use tax of $57.78 per month for a grand total of $1020.78 due per month. First Months Rent plus Sales Tax is due upon lease signing. Base rent is payable in equal monthly installments, in advance, on the first day of each calendar month during the term. All rent shall be paid at the office of the LANDLORD, or at such other place designated by LANDLORD, without demand, deduction or offset whatsoever. For lease agreements longer than a (1) year term, Commencing year (2) and annually, and only within the time frame of this lease set above in clause (2) TERM OF LEASE the base rent shall increase 5% per year. This 5% is hereby defined and deemed as "additional rent" hereunder. TENANT shall pay to LANDLORD the sales tax imposed by F.S. 212.031 (or by any successor statute) upon the rent (presently 6%), along with and included in every monthly payment of rent, and shall also be responsible for the payment of any and all personal property taxes imposed by governmental authorities.


4.LATE PAYMENT PENALTY: TENANT agrees to pay a late charge fee of 10% of the monthly rent payment for any payment received by LANDLORD after the 3rd day of the month. This late charge fee is hereby defined and deemed "additional rent". If any payment of rent, or "additional rent", is made by check, and the check is dishonored for any reason, including but not limited to insufficient funds or uncollected funds, TENANT shall reimburse LANDLORD with cash, or with an official bank check in the amount of the dishonored check, plus a dishonored check fee in the amount of 10%. This 10% dishonored check fee is hereby defined and deemed as "additional rent" hereunder.

5. ACCORD AND SATISFACTION: No legend or memo on the front or back of any check, and no letter, note or memo accompanying any check, and LANDLORD'S physical acceptance (and endorsement and deposit, as the case may be) shall in any way constitute an accord and satisfaction between the parties, a waiver or forfeiture by LANDLORD, or a novation of this lease, when the amount tendered by TENANT is less than the amount actually due under this lease.

6. SECURITY DEPOSIT: LANDLORD acknowledges receipt, subject to clearance, of $2041.56 (equal to two months rent) Due upon signing (Bank check Only) this lease as security for TENANT'S performance of its obligations hereunder. Although LANDLORD is not obligated to apply the deposit towards rent, or charges in arrears, or damages for TENANT'S failure to perform or otherwise breach this Lease, LANDLORD may do so at its option. LANDLORD'S right to possession of the premises for non-payment of rent, or for any other reason, shall not be affected in any way by the fact that LANDLORD holds this security deposit. TENANT agrees that if it fails to make any payment in accordance with the above schedule on a timely basis, any money received by LANDLORD from TENANT shall first be applied toward Security Deposit due and the balance shall then be applied towards rent due, regardless of any legend or memo on the front or back of any check, and regardless of any letter, note or memo accompanying any check.

7. USE: During the term of this Lease, the premises are to be used solely for BUSINESS PURPOSES. Any other use of the premises by TENANT is not permitted without the written consent of the LANDLORD. NO MECHANICAL WORK PERMITTED OUTSIDE. NO OVERNIGHT PARKING.

8. CARE OF PREMISES: There is to be no smoking inside of the building, if for any reason TENANTS smoking or TENANTS guests, invitees, employees, etc., smoking were to damage paint or cause any odor, it is the TENANTS responsibility to correct to its original state. TENANT accepts the premises in a good and sanitary state of repair and shall fully maintain same in a good, clean, and safe manner. TENANT shall not commit or allow to be committed any waste on or near the premises, create or allow any nuisance to exist on or near the premises, or use or allow the premises to be used for any unlawful purpose. TENANT shall comply, at TENANT'S expense, with all governmental laws, statutes, ordinances, or requirements now or which may hereafter be in force. SECONDARY CONTAINMENT REQUIRED FOR ALL LIQUIDS STORED 6 GALLONS OR MORE.

Further, TENANT shall be responsible for all maintenance of the premises
(doors, wall openings, windows, air conditioning, electrical, (which also includes replacement of light-bulbs, tube lighting, and emergency back-up lights etc.,) plumbing, and mechanical and TENANT shall be responsible for any cost or repair or replacement. Air conditioning filters are to be changed on a monthly basis. Failure to change filters on a monthly basis will cause dust and debris buildup and any resulting damages will be the TENANT'S responsibility. TENANT acknowledges receipt of the articles enumerated on the attached contents list to the lease and the covenants and agrees to assume full responsibility for same and to replace all missing or damaged articles. TENANT will not change any paint colors inside the unit. Any alterations must be approved in writing by LANDLORD and reversed to the original colors before lease expiration. TENANT is responsible for any glass in windows or door damage. TENANT shall also be responsible for any costs associated with environmental regulation, maintenance, or clean-ups arising out of TENANT'S use of the premises. It is further understood and agreed that any charges against TENANT by LANDLORD for services, labor, material, or work done on the premises at the request of TENANT or otherwise accruing hereunder, shall be deemed and defined as "rent".

9. ACCEPTANCE AND SURRENDER: TENANT accepts the premises upon possession as being in a good state of repair and in sanitary condition. TENANT shall surrender the premises to LANDLORD at the end of the Lease term in the same condition as when TENANT took possession. TENANT shall remove all business signs or symbols placed on the premises by TENANT before redelivery of the premises to LANDLORD, and restore the portion of the premises on which they were placed to the same condition as before their placement. TENANT shall also surrender all keys for the premises to the LANDLORD at the place TENANT is required to pay rent, inform LANDLORD of all combinations on locks, safes, and vaults, if any, in the premises and surrender to the LANDLORD the premises, including, without limitation, all building apparatus and equipment then upon the premises, and all alterations, improvements, and other additions which may be made or installed by either party to, in, upon, or about the premises which shall be the property of the LANDLORD. The failure to comply with any portion of this provision by TENANT is acknowledged to be an improper surrender and material breach of this Lease.

10. PARTIAL DESTRUCTION OF THE PREMISES: Partial destruction of the premises shall not render this lease void or void-able, or terminate it, except as herein provided. If the premises are partially destroyed during the term hereof, LANDLORD shall repair them when such repairs can be made in conformity with local, state, and federal laws and regulations. If the building in which the premises are located is more than one-quarter destroyed, LANDLORD may, at its option, terminate the Lease, whether the premises are damaged or not. In any event, TENANT shall have no claim against the LANDLORD or any condemning authority, for the value of the unexpired term of this Lease.

11. EMINENT DOMAIN: Eminent domain proceedings resulting in the condemnation of a part of the premises leased herein will not terminate this Lease, unless LANDLORD, at its option, terminates by giving written notice of termination to TENANT. Should such option not be exercised, the effect of such condemnation will be to terminate the Lease as to the portion of the premises condemned, and the Lease continues in effect as to the remainder of the premises. The TENANT'S rental shall be prorated based upon the remaining square footage. All compensation awarded in the eminent domain proceedings as a result of such condemnation shall be the LANDLORD'S. Although TENANT shall not be precluded from filing a Business Damage Action on its own, TENANT shall have no claim against LANDLORD or the condemning authority for the value of the unexpired term of this lease.

12. PERSONAL PROPERTY: All personal property placed or moved into the premises shall be at the risk of TENANT or owner thereof, and LANDLORD shall not be liable to TENANT or owner for any damages to said personal property arising from the bursting or leaking of water pipes, roof leaks, or from any act or negligence of any other TENANT, invitee, occupant of the building or any other person whatsoever. LANDLORD shall not be liable for damages to TENANT'S furniture or equipment resulting from theft, fire, flood, or any other occurrence whatsoever.

13. EXCUSE OF OWNER'S PERFORMANCE: Anything in this agreement to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of LANDLORD. LANDLORD shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service, or financing, through an Act of God or other cause beyond the control of the LANDLORD. LANDLORD shall not be liable for any damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other TENANT, agent, employee, invitee, occupant, or any other person whatsoever.

14. LANDLORD'S RIGHT OF ENTRY: LANDLORD may enter the premises at any reasonable time, for the purpose of inspection, or the making of repairs, replacements, or additions in, to, on, or about the premises or the building as LANDLORD deems necessary or desirable. TENANT shall have no claim or cause of action against LANDLORD by reason of such entry.


15. INSURANCE:

  (a) TENANT will not commit any act which results in the cancellation of any policy of insurance affording coverage to the premises or building, or which renders the insurance risk more hazardous.

  (b) TENANT shall maintain, at its expense, at all times during the term hereof, a comprehensive premises operations and broad-form general public liability policy, insuring against loss and liability in connection with bodily injury, death, and property damage in and upon the premises and common areas used by TENANT, and arising out of the use of same by TENANT and its employees and invitees, with limits of not less than Five Hundred Thousand Dollars ($500,000.00). It is agreed and understood that the policy required hereby shall apply as the primary source of recovery, without regard to legal liability for loss. The policy shall name LANDLORD as an additional insured. A duplicate of said policy shall be promptly delivered to LANDLORD, and not less than 20 days prior to the expiration of said policy, TENANT shall deliver to LANDLORD a paid receipt for the renewal premium. If TENANT fails to perform its obligations hereunder, LANDLORD may (but shall not be obligated to) perform same, and the cost shall be "additional rent" immediately due and payable.
 (c) LANDLORD shall maintain fire/hazard insurance coverage upon the building.

16. ASSIGNMENT AND SUBLETTING: TENANT shall not assign, convey, transfer, mortgage, pledge, or encumber this Lease, in whole or in part, or sublet the premises or any part of the premises, without first obtaining the express prior written consent of LANDLORD, which consent may not be unreasonably withheld. In the event LANDLORD consents to TENANT'S assignment of this Lease or subletting of the premises, TENANT shall remain fully liable and shall not be released from the performance of any of the terms, conditions, and covenants hereof.

17.DEFAULT: Upon the happening of one or more of the events as expressed below in (a) to (i), inclusive, LANDLORD shall have, at its option, any and all rights and remedies hereinafter set forth in Paragraph 18 ("Remedies for Default"):

   (a) In the event TENANT should fail to timely pay any rent, including "additional rent", or any other sums required to be paid hereunder, as and when the same become due;

   (b) In the event TENANT makes an assignment for the benefit of creditors, files for voluntary bankruptcy, has a petition for bankruptcy filed against it, is adjudicated bankrupt, or has a receiver appointed to take possession of TENANT'S assets;

   (c) In the event TENANT removes, attempts to remove, or permits the removal from the premises, except in the usual course of trade, the goods, equipment, or other property of TENANT brought thereon;

   (d) In the event TENANT, before the expiration of the term hereof, and without LANDLORD'S written consent, vacates or abandons the premises, or uses same for purposes other than the purposes permitted hereunder, or ceases to use the premises for the purposes permitted hereunder;

   (e) In the event an execution or other legal process is levied upon all the goods, furniture, effects, or other property of TENANT brought on the premises, or upon the interest of TENANT in this lease;

   (f) In the event TENANT fails to keep, observe, or perform any of the material terms, conditions, or covenants on the part of TENANT herein to be kept, observed, and performed; or

   (g) In the event TENANT is in default with respect to any other leases between it and the LANDLORD;

   (h) In the event, other than by gift or inheritance, this Lease or any interest therein shall by operation of law devolve upon or pass to any person or persons other than the TENANT.

   (i) In the event TENANT fails to take possession of and move into the premises and open for business within fifteen (15) days after LANDLORD provides notice to TENANT that the premises are ready for occupancy.


18.  REMEDIES FOR DEFAULT:

  (a) In the event of any default or breach, LANDLORD, in addition to any other rights and remedies it may have, shall have the immediate right to re-enter the premises, by summary proceedings, to dispossess TENANT and all other occupants there-from and remove and dispose of all property therein in the manner provided by law, without LANDLORD being deemed guilty of or liable for same. LANDLORD shall also have the right, at its option and after notice, to immediately terminate this Lease, and to thereupon re-enter and take possession of said premises. In the event of any default or breach, LANDLORD shall also have the right, upon court order and at its option, from time to time, without terminating this Lease, to re-enter and re-let the premises, or any part thereof, as the agent and for the account of TENANT upon such terms and conditions as LANDLORD may deem advisable or satisfactory, in which event the rents received on such re-letting shall be applied first to the expenses of such re-letting and collection (including but not limited to necessary renovation and alterations of the premises, care of demised premises while vacant, reasonable attorney's fees, costs, out-of-pocket expenses, and any real estate commissions paid), and thereafter toward payment of all sums due or to become due LANDLORD hereunder; and if a sufficient sum shall not be thus realized or secured to pay such sums and other charges, (i) at LANDLORD'S option, TENANT shall pay LANDLORD any deficiency monthly, notwithstanding that LANDLORD may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and LANDLORD may bring an action therefore as such monthly deficiency shall arise, or (ii) at LANDLORD'S option, the entire deficiency, which is subject to ascertainment for the remaining term of this Lease, shall be immediately due and payable by TENANT. Nothing herein, however, shall be construed to require LANDLORD to reenter and re-let in any event. The LANDLORD shall not be required to pay TENANT any surplus of any sums received by LANDLORD on a re-letting of said premises in excess of the rent provided in this Lease;

  (b) In the event of any default or breach, the LANDLORD, in addition to any other rights and remedies it may have, shall have the right, at its option, to declare the Rent for the entire remaining term, and other indebtedness, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by LANDLORD, and may commence action immediately thereupon and recover judgment therefore;

  (c) LANDLORD, in addition to any other rights and remedies it may have, shall have the right to remove all or any part of TENANT'S property from said premises. Any property removed may be stored in any public warehouse or elsewhere at the cost of and for the account of TENANT, and LANDLORD shall not be responsible for the care or safekeeping thereof. TENANT hereby waives any claim for any and all loss, destruction and/or damage or injury in which may be occasioned by any of the aforesaid acts.

  (d) No re-entry or taking possession of said premises by LANDLORD shall be construed as an election on LANDLORD'S part to terminate this Lease, unless a written notice of such intention is given to TENANT. Notwithstanding any such re-letting without termination, LANDLORD may at all times thereafter elect to terminate this Lease for any default or breach. Any re-entry shall be allowed by TENANT after court order without hindrance, and LANDLORD shall not be liable for damages for any such re-entry, or guilty of trespass;

  (e) Any and all rights, remedies, and options given in this Lease to LANDLORD shall be cumulative and in addition to and without waiver of or in derogation of any other right or remedy given to LANDLORD under this Lease or any law now or hereafter in effect.

19. ATTORNEY FEES: In the event LANDLORD employs an attorney to enforce any of its rights hereunder, or to defend any claim arising out of this Lease, regardless of whether suit is brought, TENANT shall pay any and all attorney fees, costs, and out-of-pocket expenses incurred by or charged to the LANDLORD, which are hereby defined and deemed as "additional rent" hereunder. THE PARTIES WAIVE TRIAL BY JURY.

20. WAIVER AND CONSENT: The waiver by LANDLORD of any breach of any term, condition, or covenant herein shall not be waiver of the subsequent breach of such term, condition, or covenant, or of any other term, condition, or covenant herein. The consent or approval by LANDLORD to or of any act by TENANT which requires LANDLORD'S consent or approval shall not be deemed to waive or render unnecessary LANDLORD'S consent to or approval of any subsequent similar act by TENANT. The rights of the LANDLORD under this Lease shall be cumulative, and failure on the part of the LANDLORD to exercise any rights given herein shall not operate to forfeit any such rights.

21. HOLDING OVER: TENANT must notify in writing and verbally the intent of renewal or non-renewal of lease 30 days prior to this lease expiration. If TENANT chooses not to renew lease, TENANT hereby agrees that the LANDLORD or LANDLORDS agent will have access to the unit up to 30 days of expiration to show dwelling to prospective TENANTS. In the event TENANT remains in possession of the premises after the expiration of the tenancy hereunder, without execution of a new lease, TENANT, at the option of LANDLORD, shall be deemed to be occupying the premises as a month-to-month TENANT, at a monthly rent equal to two times the base rent payable during the last month of the lease term. In addition, TENANT shall be responsible for payment of all amounts set forth as "additional rent" herein.

22. THREE DAY NOTICE: If, as a result of TENANT'S failure to timely pay rent, LANDLORD, by and through its Property Manager, provides TENANT with statutory notice to pay or vacate, TENANT agrees to pay to LANDLORD a fee of $75.00 for the Property Manager's time and effort in provide the three day notice. This $75.00 is hereby defined and deemed as "rent" hereunder. TENANT agrees that in case of the failure of the said TENANT to pay the rent herein reserved when the same becomes due, and it becomes necessary for LANDLORD to collect said rent through an attorney, TENANT agrees to pay a reasonable attorney's fee together with all costs incurred.

23. LIENS: Notwithstanding any other provision in this Lease regarding TENANT'S rights, privileges, or obligations, if any, to make any alterations, additions, improvements, or repairs, the demised premises shall not be subject to liens for improvements made by TENANT, and TENANT shall not have any authority to create any liens for labor or material upon LANDLORD'S interest in the premises. In the event that any labor, materials, or equipment are furnished to TENANT at the premises for which any construction lien might otherwise be claimed against the premises or LANDLORD'S interest therein, TENANT agrees:

   (a) To notify any contractor furnishing any labor or materials for any improvements or repairs that the interest of the LANDLORD is not subject to liens;

   (b) To take appropriate action prior to the furnishing of any labor or materials to assure that no such lien shall be filed; and

   (c) To pay when due, all sums of money which may be due any contractor, subcontractor, mechanic, laborer, or material man for any labor or materials; to cause any lien or purported lien to be fully discharged and released promptly upon receiving notice thereof; and to indemnify LANDLORD against all legal costs and charges, including attorney's fees reasonably incurred in discharging the demised premises or any part thereof from any liens.

   (d) LANDLORD reserves the right before approving any such improvements, changes, additions, or alterations to require TENANT to furnish a good and sufficient bond conditioned that TENANT will save LANDLORD harmless from the payment of any claims either in law or equity by way of damages or mechanic's liens, foreclosure actions, or otherwise, including all attorney's fees and costs. LANDLORD'S reservation of the absolute right to require such a bond in no way shall be construed as a waiver allowing the premises to be subject to mechanic's or other liens. TENANT, as well as all contractors, laborers, and material men who may furnish any labor, materials, or otherwise contribute to the improvement of the subject property shall be estopped to deny that any and all mechanic's liens or other liens are prohibited and shall not attach to the interest(s) of LANDLORD. TENANT consents to the recording in the public records of Broward County, of the language of this paragraph in any form permitted by Chapter 713 of the Florida Statutes, and further agrees to execute, when requested, any shortened or modified form of lease, showing in substance the provisions of this paragraph. All persons, whether contractors, subcontractors, mechanics, laborers, material men, or others, who contract with TENANT for the destruction or removal of any building, or for the erection, installation, alteration, or repair of any building or other improvements upon the premises are hereby notified that they must look to TENANT and TENANT'S interest only in the above-described property to secure the payment for work performed or materials furnished.


24.  SIGNS AND AWNINGS:

  (a) TENANT will not place or permit to be placed or maintained on any exterior door, wall, or window of the premises any sign, awning, or canopy, or advertising matter or other things of any kind, and will not place or maintain any decoration, letter, or advertising matter on the glass of any window or door, nor will any illuminated sign be placed in the window display area of the premises without first obtaining LANDLORD'S written approval and consent; and

  (b) TENANT shall promptly erect a sign in accordance with the specifications outlined in Exhibit "A", within the area designated by the LANDLORD. TENANT further agrees that all signs, awnings, canopies, decorations, lettering, advertising matter, or other things as may be approved shall be maintained in good condition and repair at all times, and shall conform to the reasonable criteria established from time to time by LANDLORD.

25. WAIVER OF JURY TRIAL AND WAIVER OF COUNTERCLAIM: The parties waive trial by jury in any action, proceeding, or counterclaim arising out of or in any way connected with this Lease, the parties' relationship as LANDLORD and TENANT, and TENANT'S use and occupancy of the premises. In the event LANDLORD commences proceedings based upon TENANT'S non-payment of rent, TENANT will not interpose any counter-claim, rather same shall be brought as a separate action.

26. COMPLETE AGREEMENT: This Lease contains a complete expression of the agreement between the parties and there are no promises, representations, or inducements except such as are herein provided. The Lease may not be modified in any manner other than by agreement in writing signed by all parties hereto.

27.SUCCESSORS AND ASSIGNS: The terms, conditions, and covenants of this Lease shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives, successors, or permitted assigns, and shall run with the land; and where more than one party shall be LANDLORD or TENANT, the words "LANDLORD" and "TENANT" shall be deemed to include all LANDLORDS and TENANTS jointly and severally.

28. PARTIAL INVALIDITY: If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition, and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. 29.
ATTACHMENTS: Any and all exhibits, addendums, or guarantees attached to this Lease are part of same and incorporated herein as if fully set forth herein.

30. SUBORDINATION: TENANT agrees that this Lease shall be subordinate and inferior to all present and future mortgages, easements, and/or encumbrances, and TENANT hereby subordinates this Lease to same without any further act for the purpose set forth in this paragraph, and agrees to provide an estoppel letter within 5 days of any request.

31. TIME: Time is of the essence as to all terms, conditions, covenants, obligations, and performances under or arising out of this Lease.

32. RISK ALLOCATION: To induce LANDLORD to enter into this lease, and inasmuch as TENANT agrees to maintain and look to its own insurance coverage (ss.15) in the event of any personal injury or property damage, TENANT hereby agrees that except for LANDLORD'S willful misconduct, LANDLORD shall not be held responsible for, and TENANT covenants not to sue LANDLORD for, and shall indemnify, defend, release and hold LANDLORD harmless from and against all liability for injury, loss, or damage to any person or property of TENANT, TENANT'S employees and TENANT'S invitees, REGARDLESS OF ANY NEGLIGENCE ON LANDLORD'S PART. TENANT recognizes that LANDLORD has no control over the acts of third persons, including criminal acts, regardless of foresee ability, and regardless of similar criminal acts in the vicinity. TENANT'S agreement to indemnify, defend and hold LANDLORD harmless includes the reasonable attorney's fees and expenses of litigation incurred in connection with defending any claims brought by TENANT'S employees or invitees. The provisions of this ss.32 shall apply whether the injury, loss or damage occurs at or in the premises, or on common areas (e.g. parking areas or driveways), and regardless of any allegation that LANDLORD controls those areas. The risk allocation provisions of this ss.32 are of the essence.

33. EXCULPATION OF LANDLORD: LANDLORD'S obligations and liability to TENANT hereunder shall be limited solely to LANDLORD'S interest in the property; and the LANDLORD, or any partners of LANDLORD, any officer, director, or shareholder of LANDLORD, or any agent or employee of LANDLORD, shall not have any personal liability whatsoever with respect to this Lease.

34. RADON GAS DISCLOSURE: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit.

35. GOVERNING LAW: This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

36. NOTICES: All notices required hereunder shall be in writing, and delivered via certified mail, return receipt requested, or via hand delivery, to LANDLORD at 7020 S.W. 22 Court, Davie, FL 33317, and to TENANT at the premises, except that three day notices for nonpayment of rent may be hand delivered or posted.

37. ROOF AND WALL OPENINGS: LANDLORD shall maintain the entire roof and structural areas. The warehouse roof has been engineered to maintain itself as an entity. No equipment such as air conditioning systems, pulley systems, air vents, antennae, etc, are permitted on this structure. These are the specifications outlined by the engineer and manufacturer of the roof. It must be stressed to everyone that any attachments whatsoever are not permitted on this structure. By signing below constitutes tenant(s) full acknowledgement and compliance.


TENANT

38. GARAGE DOOR: TENANT certifies that its garage doors are in good working order and accepts full maintenance and/or repair responsibilities for the garage doors during the term of this lease and any extensions thereof.

39. NO WASTE, NUISANCE, OR UNLAWFUL USE: TENANT shall not commit, or allow to be committed, any waste on the premises, create or allow any nuisance to exist on the premises, or use or allow the premises to be used for any unlawful purpose. It is further understood and agreed that nothing is to be stored by TENANT on the outside of the premises.

40. TENANT agrees that it shall not prop open or lock in place its front entry door(s) in an open position, unless first approved in writing by LANDLORD.

41. TENANT shall not install any type of storm shutters or other types of security easures in the door or window areas of its storefront without LANDLORD'S prior written consent.

42. Headings herein are for convenience only. There shall be no interpretation of this lease in favor of or against either party by virtue of its preparation by LANDLORD.

43. CONSTRUCTION LIENS: LANDLORD'S fee simple interest shall not be subject to any liens whatsoever for any improvements made by TENANT. TENANT covenants and agrees that it has no power to incur any indebtedness giving a lien of any kind upon the right, title and interest of LANDLORD in and to the Lease Premises, and that no person shall ever be entitled to any lien, directly or indirectly, derived through or under the Tenant, or its agents, servants, or account of any act or omission of said TENANT. All persons contracting with the TENANT or furnishing materials and labor to TENANT, or its agents or servants, as well as all other persons whomsoever shall be bound by the provisions of this Lease. Should any lien be filed, TENANT shall discharge same within thirty (30) days thereafter, by paying the same. TENANT shall not be deemed to be the agent of LANDLORD so as to confer upon a laborer bestowing labor upon the Leased Premises, or upon a material-man who furnishes material incorporated into the construction of improvements upon the Leased Premises, a mechanic's lien upon LANDLORD'S estate under the provisions of Chapter 713, Florida Statutes, and subsequent revisions thereof. If requested by LANDLORD, TENANT agrees to execute a short form Memorandum of Lease which LANDLORD may record in the Public Records of Broward County, Florida which shall state, in accordance with Chapter 713, Law of the State of Florida, that TENANT has no power to incur any liens whatsoever.

44. REAL ESTATE TAXES: TENANT shall pay as additional rent, plus any sales or use taxes assessed thereon, any increase over the base year of all real and personal property taxes or assessments, including without limitation: sanitary taxes, solid waste fees, or special assessments, and all costs and expenses incurred by LANDLORD in contesting the same, which are levied, imposed or assessed on the Leased Premises or the property where the Leased Premises is located. For purposes of this calculation, the base year shall be deemed to be the year 2004. For example if the real property taxes for year 2004 were $5000.00 and real property taxes for the year 2004 were $6000, Tenant shall pay LANDLORD the sum of $1000.00 as additional rent, plus any sales or use taxes. All payments delineated in this subparagraph shall be due within five days after a bill for same is submitted from LANDLORD to TENANT.

45. BUILDING INSURANCE: TENANT shall pay as additional rent, plus any sales or use taxes assessed thereon, any increase over the base year of all insurance costs incurred by LANDLORD for the Lease Premises or the Property where the Leased Premises is located, including, without limitation: premiums, assessments, co-payments and deductibles. For purposes of this calculation, the base year shall be deemed to be the year 2004. For example if insurance costs for year 2004 were $5000.00 and insurance costs for the year 2004 was $6000, TENANT shall pay LANDLORD the sum of $1000.00 as additional rent, plus any sales or use taxes. All payments delineated in this subparagraph shall be due within five days after a bill for same is submitted from LANDLORD to TENANT. 46. RULES AND REGULATIONS FOR COMMON AREAS:

(1) TENANT agrees as follows:

   (a) All loading of goods shall be done only at such time, in the areas, and through the entrances, designated for such purposes by LANDLORD.

   (b) All garbage and refuse shall be deposited in the kind of container specified by LANDLORD, and shall be placed outside of the premises for collection in the manner and at the times and places specified by LANDLORD. Under no circumstances shall any garbage, trash, refuse or any other material be brought back from other locations for disposal. Only dumping of office materials is permitted. Excessive use of any utility that is paid by LANDLORD will constitute an additional charge by LANDLORD to TENANT. This charge shall be deemed "additional rent" hereunder and due immediately. TENANT is solely responsible for the actions of employees, contractors, and customers.

   (c) No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the premises without prior written consent of the LANDLORD.

   (d) The outside areas immediately adjoining the premises shall be kept clean and free from dirt and rubbish by TENANT to the satisfaction of the LANDLORD, and TENANT shall not place or permit any obstruction or merchandise in such areas, nor conduct any business there-from.

   (e) TENANT may not change (whether by alteration, replacement, rebuilding, or otherwise) the interior or exterior color and/or architectural treatment of the demised premises or of the building in which the same are located, or any part thereof.

   (f) TENANT must obtain and maintain in effect all permits and licenses necessary for the operation of TENANT'S business.

   (g) TENANT shall not burn any trash or garbage of any kind in and about the premises or Industrial Park.

   (h) TENANT shall at all times maintain an adequate number of suitable fire extinguishers on the premises for use in the case of fire, including electrical or chemical fires.

   (i) TENANT agrees that the LANDLORD may designate specific areas in which vehicles owned or operated by TENANT'S employees must park, and LANDLORD may, if necessary for the convenience of parking for customers or other TENANTS, prohibit the parking of such vehicles in any part of the common areas.

   (j) The plumbing facilities shall not be used for any purpose other than for which they were constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by TENANT.

   (k) TENANT shall keep the premises free from nuisance, noises or odors objectionable to the public, to other TENANT, and to LANDLORD.

   (l) No air conditioner may be installed or placed on the building or premises at any time, without the express written permission of LANDLORD, and the air conditioning shall remain as part of the building.

   (m) No substance of any kind shall be poured down any interior/exterior drains.

   (n) No animals, bird, or other pet will be kept on the premises, except properly trained dogs needed by blind, deaf, or disabled persons.

   (o) TENANT shall pay 57%of electricity for Ste"2" based on 850 square feet and Ste"3" Tenant, "Express Buy" shall pay 43% of electricity based on 650 square feet. FPL account is under "Express Buy".

(2) PARKING AREAS:

   (a) No outside storage is permitted.

   (b) No overnight parking of cars is permitted.

   (c) All trash, debris, and/or tools must be kept inside TENANT'S premises at all times.

   (d) The only vehicles permitted to park on the exterior are personal and employee vehicles driven to work.

   (e) It is required that you leave available, in front of your unit, open parking spaces for customers.

   (f) All vehicles on the exterior must have a current and valid license plate- with no visible auto-body work necessary.

   (g) NO DOUBLE PARKING.

   (h) Boats are not permitted to be parked outside at anytime whatsoever.

   (i) No stopping or standing in Fire Lanes. (j) Do not block any Tenants roll up door.

(3)    MAILBOX KEYS:

TENANT is responsible for going to the United States Post Office with a copy of their lease in order to acquire a mailbox key. Their nominal fee is to be paid by TENANT.

     LANDLORD reserves the right from time to time to suspend, amend, or supplement the foregoing rules and regulations, adopt and promulgate additional rules and regulations applicable to the premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the TENANT. Non-compliance with rules and regulations shall be considered a default under this lease. LANDLORD shall have no liability, for violation by any other TENANT of the Industrial Park, of any rules and regulations, nor shall such violation or the waiver thereof, excuse TENANT from compliance.
IN WITNESS WHEREOF, LANDLORD and TENANT have caused this Lease to be executed as required by law as of the date indicated in the preamble hereof.



Signed, sealed, and delivered in the presence of:

WITNESSES:                                            LANDLORD:


                                                Premier Equity, Inc.

------------------------------------        -----------------------------
                                                      (Property Manager)



                                                       TENANT:

                                    _____________________________________ and
                                                      Please print




                                      ____________________________, Individually
                                               Please Print

___________________________               DL#:__________________________________
       Tenant Signature


__________________________               DL# :__________________________________
      Tenant Signature

Business Phone    (     ) ___________________

Home Phone        (     ) ___________________

Cell Phone        (     ) ___________________

Emergency Contact (     ) ___________________

Contact Name ________________________________


A COPY OF YOUR DRIVERS LICENCE IS REQUIRED.